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                                    Form 8-K

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                         May 28, 2002 (May 28, 2002)

                               MICROISLET, INC.

             (Exact name of registrant as specified in its charter)

           Nevada                       0-27035                 88-0408274
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                    Identification Number)

                   6540 Lusk Blvd., Suite C250
                          San Diego, CA                             92121
             (Address of principal executive offices)             (Zip Code)

               Registrant's telephone number, including area code:
                                 (858) 657-0287

                                ALD Services, Inc.

          (Former name or former address, if changed since last report)




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Item 5. Other Events and Regulation FD Disclosure

On May 28, 2002, the Registrant changed its corporate name to MicroIslet, Inc. The name change was approved by the Registrant's stockholders at a special meeting of stockholders held on the same date, and reflects the acquisition by the Registrant of MicroIslet, Inc., a Delaware corporation, on April 24, 2002. The Registrant's stockholders also approved the following matters:

(1) Amendment of the Registrant's Articles of Incorporation to increase the authorized capital stock from 25,000,000 shares of $0.001 par value common stock, to 50,000,000 shares of $0.001 par value common stock and 10,000,000 shares of $0.001 par value preferred stock; and

(2) Approval of the Registrant's 2000 Stock Option Plan, which was assumed in the acquisition of MicroIslet, Inc.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROISLET, INC.

By: /s/ John F. Steel IV
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John F. Steel IV
Chairman and Chief Executive Officer

Date: May 28, 2002